QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
ACTIVIDENTITY CORPORATION
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

ACTIVIDENTITY CORPORATION
6623 Dumbarton Circle
Fremont, California 94555

February 5, 2008

Dear Stockholder:

        You are cordially invited to attend the 2008 Annual Meeting of Stockholders of ActivIdentity Corporation (the "Company"). The meeting will be held at the offices of the Company, located at 6623 Dumbarton Circle, Fremont, California 94555 on Thursday, March 13, 2008 at 10:00 a.m., local time.

        The matters to be considered at the meeting are described in detail in the attached proxy statement. We will also report on the activities of the Company immediately following the meeting, and you will have an opportunity to submit questions or comments on matters of interest to stockholders generally. Included with the proxy statement is a copy of the Company's 2007 Annual Report to Stockholders for the fiscal year ended September 30, 2007.

        Please use this opportunity to take part in the affairs of the Company by voting on the business to come before this meeting. Regardless of whether you plan to attend the meeting, I urge you to vote your proxy as soon as possible. Returning the proxy card does not deprive you of your right to attend the meeting and to vote your shares in person, and may save the Company from incurring additional proxy solicitation costs.

        The Board of Directors and management look forward to seeing you at the meeting.

Sincerely yours,
/s/ THOMAS JAHN
Thomas Jahn Chief Executive Officer

ACTIVIDENTITY CORPORATION
6623 Dumbarton Circle
Fremont, California 94555

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On March 13, 2008

        The Annual Meeting of Stockholders of ActivIdentity Corporation ("ActivIdentity" or the "Company") will be held on Thursday, March 13, 2008, at 10:00 a.m. local time, at the offices of the Company, located at 6623 Dumbarton Circle, Fremont, California 94555, for the following purposes (as more fully described in the Proxy Statement accompanying this Notice):

  1.
  To elect eight directors of the Company;

  2.
  To ratify the appointment of BDO Seidman, LLP, as the Company's independent registered public accountants for the fiscal year ending September 30, 2008; and

  3.
  To transact such other business as may properly come before the meeting.

        Stockholders of record at the close of business on January 25, 2008 are entitled to vote at the Annual Meeting and are cordially invited to attend the meeting. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. If you attend the meeting, you may vote in person even if you return a proxy.

By Order of the Board of Directors,
/s/ THOMAS JAHN
Thomas Jahn Chief Executive Officer Fremont, California February 5, 2008

YOUR VOTE IS IMPORTANT. PLEASE RETURN THE ENCLOSED PROXY, EVEN IF YOU PLAN TO ATTEND THE MEETING AND VOTE IN PERSON. A MAJORITY OF OUR OUTSTANDING SHARES MUST BE REPRESENTED IN PERSON OR BY PROXY AT THE MEETING TO CONSTITUTE A QUORUM.

i

QUESTIONS AND ANSWERS

Q:
What is a proxy?

A:
A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. ActivIdentity has designated Thomas Jahn and Mark Lustig as the Company's proxies for the Annual Meeting.

Q:
Who may vote at the Annual Meeting?

A:
You may vote your ActivIdentity common stock if our records show that you owned your shares as of the close of business on January 25, 2008 (the "Record Date"). You may cast one vote for each share of common stock held by you on all matters presented. As of the Record Date, there were 45,766,190 shares of common stock issued and outstanding.

Q:
What proposals will be voted on at the Annual Meeting?

A:
There are two proposals scheduled to be voted on at the Annual Meeting:

•
Election of eight members of the Board to serve until the next annual meeting of stockholders and until their successors are elected and qualified; and

•
Ratification of the appointment of BDO Seidman, LLP as our independent registered public accountants for the fiscal year ending September 30, 2008.

  We will also consider other business that properly comes before the meeting, although we know of no additional matters at this time that will be considered.

Q:
How does the Board recommend that I vote?

A:
The Board recommends that you vote:

•
"FOR" each of the nominees to the Board set forth in this proxy statement; and

•
"FOR" ratification of the appointment of BDO Seidman, LLP as our independent registered public accountants for the fiscal year ending September 30, 2008.

Q:
How can I vote my shares in person at the Annual Meeting?

A:
If your shares are registered directly in your name with our transfer agent, The Bank of New York, you are considered the "stockholder of record" with respect to those shares and the proxy materials and proxy card are being sent directly to you. As the stockholder of record, you have the right to vote in person at the meeting. If you choose to do so, you can bring the enclosed proxy card or vote using the ballot provided at the meeting. However, even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

  Most stockholders of ActivIdentity hold their shares in street name through a stockbroker, bank, or other nominee rather than directly in their own name. In that case, you are considered the "beneficial owner" of shares held in street name, and the proxy materials are being forwarded to you together with a voting instruction card. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a "legal proxy" from the broker, trustee, or nominee that holds your shares, giving you the right to vote those shares at the meeting. If you wish to attend the Annual Meeting and vote in person, you will need to contact your broker, trustee, or nominee to obtain a legal proxy.

Q:
How can I vote my shares without attending the Annual Meeting?

A:
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the Annual Meeting by completing and mailing your proxy card or voting instruction card in the enclosed pre-paid envelope. Please refer to the enclosed materials for details.

Q:
What happens if additional matters are presented at the Annual Meeting?

A:
Other than the two items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. However, if you grant a proxy in the form provided with this proxy statement, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

Q:
What happens if I do not give specific voting instructions?

A:
If you hold shares as a record holder, and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board on all matters and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote before the meeting. If you do not return a proxy and do not vote at the Annual Meeting in person, your shares will not be voted.

  If you hold your shares through a broker, bank, or other nominee and you do not provide instructions on how to vote, your broker or other nominee may have authority to vote your shares on your behalf on matters to be considered at the meeting.

Q:
What is the quorum requirement for the Annual Meeting?

A:
A majority of ActivIdentity's outstanding shares as of the Record Date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the meeting, if you:

•
are present and vote in person at the meeting; or

•
have properly submitted a proxy card.

Q:
How can I change my vote after I return my proxy card?

A:
You may revoke your proxy and change your vote at any time before the final vote at the meeting. You may do this by signing a new proxy card with a later date or by attending the meeting and voting in person. However, your attendance at the meeting will not automatically revoke your proxy unless you vote at the meeting or specifically request in writing that your prior proxy be revoked.

Q:
Is my vote confidential?

A:
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within ActivIdentity or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which may be forwarded to ActivIdentity management.

Q:
Where can I find the voting results of the Annual Meeting?

A:
The preliminary voting results will be announced at the meeting. The final voting results will be tallied by our Inspector of Elections and published in our quarterly report on Form 10-Q for the fiscal quarter ending March 31, 2008.

Q:
Who pays for the cost of this proxy solicitation?

A:
We will pay the costs of the solicitation of proxies. We may also reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding the voting materials to their customers who are beneficial owners and obtaining their voting instructions. In addition to soliciting proxies by mail, our board members, officers and employees may solicit proxies on our behalf, without additional compensation, personally or by telephone.

Q:
How can I obtain a copy of ActivIdentity's 10-K?

A:
A copy of our 2007 annual report on Form 10-K is enclosed. You may obtain additional copies of our Form 10-K by sending a written request to the address listed above. We will furnish additional copies of our Form 10-K at no charge. Our Form 10-K without exhibits is available in PDF format through our Investor Relations website at www.actividentity.com, and our Form 10-K with exhibits is available on the Securities and Exchange Commission (the "SEC") website at www.sec.gov, which can also be reached from our Investor Relations website.

Q:
What is the voting requirement to approve each of the proposals?

A:
Regarding the election of directors, the eight persons receiving the highest number of "for" votes at the Annual Meeting will be elected. The proposal to ratify BDO Seidman, LLP as the Company's registered independent public accountants will be approved if it receives the affirmative vote of a majority of the shares of common stock present or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

Q:
Is cumulative voting permitted for the election of directors?

A:
No. Cumulative voting is not permitted for the election of directors.

Q:
How can I communicate with the non-employee directors on ActivIdentity's Board?

A:
The Board encourages stockholders who are interested in communicating directly with the non-employee directors as a group to do so by writing to the non-employee directors in care of the corporate secretary. Stockholders can send communications by mail to Secretary, ActivIdentity Corporation, 6623 Dumbarton Circle, Fremont, California 94555 or through our corporate website located at www.actividentity.com. Correspondence addressed to the non-employee directors will be reviewed by our corporate secretary or his designee, who will forward to the non-employee directors a summary of all such correspondence and copies of all correspondence that, in the opinion of our corporate secretary, deals with the functions of the board or committees thereof or that the corporate secretary otherwise determines requires their attention. Directors may, at any time, review the original correspondence received by ActivIdentity that is addressed to the non-employee members of the board and request copies of any such correspondence.

ACTIVIDENTITY CORPORATION
6623 Dumbarton Circle
Fremont, California 94555

PROXY STATEMENT FOR
2008 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On Thursday, March 13, 2008

INFORMATION CONCERNING VOTING AND PROXY SOLICITATION

General

        The enclosed proxy is solicited on behalf of the Board of Directors of ActivIdentity Corporation ("ActivIdentity" or the "Company") for use at the Annual Meeting of Stockholders to be held on Thursday, March 13, 2008, at 10:00 a.m., local time, or at any adjournment thereof. The Annual Meeting will be held at the Company's headquarters located at 6623 Dumbarton Circle, Fremont, California 94555.

        This Proxy Statement was mailed on or about February 5, 2008 to all stockholders entitled to vote at the meeting. Stockholders of record at the close of business on January 25, 2008 (the "Record Date") are entitled to vote at the meeting.

Revocability of Proxies

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to our secretary a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Voting and Solicitation

        Each stockholder is entitled to one vote for each share held as of the Record Date. Stockholders will not be entitled to cumulate their votes in the election of directors.

        The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST" or "ABSTAIN" are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter.

        Abstentions will be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). Accordingly, abstentions will have the same effect as a vote against the proposal.

        Brokers may indicate on the enclosed proxy or its substitute that they do not have discretionary authority as to certain shares to vote on a particular matter for which they have not received specific instructions from the beneficial owner of the shares ("broker non-votes"). While broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes are not counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Thus, a broker non-vote will not have any effect on the outcome of the voting on a proposal.

        Except as described in the preceding paragraph, any proxy that is returned using the form of proxy enclosed and that is not marked as to a particular item will be voted for all matters submitted to a vote of stockholders at the Annual Meeting pursuant to this proxy statement. In addition, the proxy holders will vote as the proxy holders deem advisable on other matters that may come before the meeting.

        The cost of soliciting proxies will be borne by us. We may also reimburse brokerage firms and other persons representing beneficial owners of shares for their expense in forwarding solicitation material to such beneficial owners. Proxies may be solicited by certain of our directors, officers and employees, without additional compensation, in person or by telephone or facsimile. In addition, we may retain a proxy solicitation firm or other third party to assist us in collecting or soliciting proxies from our stockholders. If we retain a proxy solicitor, we expect that the costs of these services, exclusive of out-of-pocket costs, will not exceed $20,000.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

        Currently, our Board of Directors consists of six members and, immediately prior to the Annual Meeting, the size of the Board will be fixed at eight directors, following which time the eight nominees receiving the highest number of votes will be elected directors to serve until the 2009 Annual Meeting of Stockholders. Set forth below are the director nominees recommended by the Nominating and Corporate Governance Committee of the Board of Directors (the "Nominating Committee") and approved by a majority of the Board of Directors. The following four nominees are incumbent directors: James Frankola, Jason Hart, Thomas Jahn and James Ousley. The following three nominees were initially presented to the Nominating Committee by Jason Hart, a director and our former Chief Executive Officer: Robert Brandewie, Grant Evans and Steven Humphreys. David Wright, who is the final nominee, was identified by a professional search firm retained by the Nominating Committee to identify potential board candidates. Two incumbent directors, Richard A. Kashnow and Richard White, will not stand for reelection at the Annual Meeting and their terms will expire at that time.

        Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. The Company is not aware of any nominee who will be unable or will decline to serve as a director. If stockholders nominate additional persons for election as directors, the proxy holders will vote all proxies received by them to assure the election of as many of the Board's nominees as possible, with the proxy holder making any required selection of specific nominees to be voted for. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until that person's successor has been elected.

Nominees

        The Board of Directors recommends a vote for the nominees listed below:

Name of Nominee	Age	Principal Occupation and Biographical Information
Robert Brandewie	59	Mr. Brandewie has served since November 2007 as the Senior Vice President, Identity and Security Solutions of Telos Corporation. Previously, Mr. Brandewie served as our Senior Vice President, Public Sector Solutions, from July 2006 to October 2007. From July 2004 to July 2006, he served as the Director, and from August 1982 to July 2004 as the Deputy Director, of the Department of Defense's (DoD), Defense Manpower Data Center (DMDC) in Monterey, California, where he was architect of the DoD's Common Access Smart Card (CAC) system. During his tenure with DMDC, he was also responsible for the oversight of the largest and most comprehensive automated personnel data base in the DoD, and management of a dozen major operational DoD programs. He has also served as technology liaison to visiting governments from around the world as they planned their large scale smart card implementations. Mr. Brandewie was awarded with the Smart Card Alliance's Outstanding Smart Card Achievement Leadership Award for 2005 and has three times been the recipient of the Secretary of Defense Medal for Meritorious Civilian Service.
Grant Evans	49
		Mr. Evans is a private investor and is a seasoned senior executive with over 22 years of operating experience ranging from building start-ups to senior level management of multi hundred million dollar private and publicly traded companies. Mr. Evans served from January 2003 to March 2007 as the Chief Executive Officer and as a Director of A4Vision, Inc., a developer and manufacturer of machine vision technology for identity security. Prior to this, he served from March 1999 to March 2002 as the Executive Vice President at Identix, a publicly traded developer and manufacturer of identification technology solutions. Mr. Evans was also previously Vice President and General Manager of Identicator Technology and was responsible for leading that company's strategic direction and launching the commercial biometric market. Mr. Evans is a member of the board of directors of 3VR and Bioscrypt and has served on the following advisory boards: Congressman Honda's Blue Ribbon Security Board for Homeland Security, American Electronics Executive Advisory Committee and the Comdex Advisory Board on Security.

James Frankola	43
		Mr. Frankola was elected to the Board of Directors in February 2006. Mr. Frankola has served as Executive Vice President and Chief Financial Officer Ariba, Inc. since December 2001. From 1997 to 2001, Mr. Frankola held various positions with Avery Dennison Corporation, a manufacturer of pressure-sensitive materials and office products, most recently as Vice President of Finance and IS, Fasson Roll Worldwide. From 1986 to 1997, Mr. Frankola held various financial and executive positions with IBM. Mr. Frankola holds a Bachelor of Science degree in accounting from Pennsylvania State University and an M.B.A. degree from New York University.
Jason Hart	37
		Mr. Hart was elected to the Board of Directors in August 2005. Mr. Hart is an independent investor and previously served as Chief Executive Officer of the Company from February 2006 until November 2007. From August 2005 to February 2006, Mr. Hart served as our Senior Vice President, Sales, with his commencement of service starting with the Company's acquisition of Protocom Development Systems Pty. Ltd. In August 2005. Prior to his joining the Company, Mr. Hart was the Chief Executive Officer of Protocom, which he founded in 1989.
Steven Humphreys	46
		Mr. Humphreys has served as a director of SCM Microsystems since July 1996 and was Chairman of the Board of Directors of SCM from April 2000 to March 2007. Since October 2003, Mr. Humphreys has served as chairman of Robotic Innovations International, Inc., an acquirer and developer of technologies for broad-based applications of robotics, service automation and automated companion devices. From October 2001 to October 2003, he served as our Chairman of the Board and Chief Executive Officer. From July 1996 to April 20001, Mr. Humphreys was an executive officer of SCM, serving as President and Chairman of the Board from July 1996 until December 1996, at which time he became Chief Executive Officer and served as President and Chief Executive Officer until April 2000. Previously, Mr. Humphreys was President of Caere Corporation, an optical character recognition software and systems company. Prior to Caere, he spent ten years with General Electric Company in a variety of positions. Mr. Humphreys is also a director of several privately held companies, a limited partner and advisor to several venture capital firms and in 2007 he was elected to the public school board of Portola Valley, California and has served on the school board of Summit High School, a public charter high school, since 2002. Mr. Humphreys holds a B.S. degree from Yale University and M.S. and M.B.A. degrees from Stanford University.

Thomas Jahn	51
		Mr. Jahn was elected to the Board upon his election as our Chief Executive Officer in November 2007. Mr. Jahn joined the Company in September 2005 and served as our Chief Operating Officer from February 2006 until November 2007, at which time he was promoted to Chief Executive Officer. Mr. Jahn was our Chief Restructuring and Integration Officer from September 2005 to February 2006 and interim Chief Financial Officer from January 2006 to February 2006. Prior to joining the Company, Mr. Jahn served as Vice President Europe for Sanmina-SCI from 2002 to 2004. Mr. Jahn was the President of Tyco Power Systems and Vice President, Mergers and Acquisitions for Tyco Electronics, from 1999 to 2002. Mr. Jahn was the divisional CFO of a world-wide operating division of Raychem Corporation and the Chief Information Officer of Raychem from 1986 to 1999. Before Raychem, Mr. Jahn worked for Philip Morris and IBM in Europe. Mr. Jahn holds an M.S. degree in Mathematics from the University of Dortmund, Germany and has an SEP degree from Stanford Graduate School of Business.
James E. Ousley	61
		Mr. Ousley was elected to the Board of Directors in September 1996. Mr. Ousley served as the President and Chief Executive Officer of Vytek Wireless Corporation from 2000 until Vytek's merger with CalAmp in April 2004. From September 1991 to August 1999, Mr. Ousley served as President and Chief Executive Officer of Control Data Systems before it was acquired by British Telecommunications in August 1999. From 1968 to 1999, Mr. Ousley held various operational and executive roles at Control Data Corporation (renamed Ceridian). Mr. Ousley serves on the Boards of Savvis Communications, Inc., Bell Microproducts, Inc. and Datalink, Inc. He also serves as the non-executive Chairman of Savvis. Mr. Ousley holds a B.S. degree from the University of Nebraska in Lincoln, Nebraska.

David B. Wright	58
Mr. Wright has served since August 2006 as the Chief Executive Officer and Chairman of the Board for Verari Systems, Inc., a leading provider of high performance computing systems to the financial services, service providers, entertainment media, oil and gas, government and EDA industries. Prior to joining Verari, Mr. Wright was Executive Vice President, Office of the CEO, Strategic Alliances and Global Accounts of EMC Corporation from July 2004 until August 2006. From October 2000 to July 2004, Mr. Wright served as President, Chief Executive Officer and Chairman of the Board of LEGATO Systems before EMC acquired the company in 2004. Prior to joining LEGATO, Mr. Wright had a 13-year career with Amdahl Corporation, where he had served as President and Chief Executive Officer since 1997. Before joining Amdahl, Mr. Wright spent 11 years with IBM, serving in variety of staff and management positions. Mr. Wright also serves on the board of directors of SourceForge, Inc., a publicly traded corporation that owns and operates a network of media web sites, serving the IT management and IT professional, software development and open source communities and other consumers. Mr. Wright graduated from Xavier University in Cincinnati, Ohio, where he received his B.S. degree in Physics and Mathematics.

        All nominees have indicated that they are willing and able to serve as directors if elected.

Director Nomination Process

        Criteria for Board Membership.    In selecting candidates for election to the Board, the Nominating Committee considers the appropriate balance of experience, skills and characteristics required of the Board of Directors, and seeks to ensure that at least a majority of the directors are independent under the rules of the NASDAQ Global Market. Additionally, the Nominating Committee seeks to ensure that members of the Company's Audit Committee meet the financial literacy and sophistication requirements under the rules of the NASDAQ Global Market and at least one of them qualifies as an "Audit Committee Financial Expert" under the rules of the SEC. Nominees for director are selected on the basis of their depth and breadth of experience, integrity, ability to make independent analytical inquiries, understanding of the Company's business environment and industry, and willingness and ability to devote adequate time to Board duties.

        Stockholder Nominees.    The Nominating Committee considers written proposals from stockholders for nominees for director. Any such nominations should be submitted to the Nominating Committee c/o the Secretary of the Company and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) the names and addresses of the stockholders making the nomination and the number of shares of the Company's common stock that are owned beneficially and of record by such stockholders; and (c) appropriate biographical information and a statement as to the qualification of the nominee. This information should be submitted within the time periods described in the Stockholder Proposals section below.

        Process for Identifying and Evaluating Nominees.    The Nominating Committee seeks potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates are selected based on input from members of the Board, senior management of the Company and, if the Nominating Committee deems appropriate, a third-party search firm. The Nominating Committee evaluates each candidate's qualifications and checks relevant references; in addition, such candidates are interviewed by at least one member of the Nominating Committee. Based on the input, the Nominating Committee evaluates which of the prospective candidates is qualified to serve as a director and whether the committee should recommend to the Board that this candidate be appointed to fill a current vacancy on the Board, or presented for the approval of the stockholders, as appropriate.

Required Vote

        Directors will be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting, assuming a quorum is present. The eight nominees receiving the greatest number of affirmative votes will be elected as directors.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR"
THE NOMINEES TO THE BOARD LISTED ABOVE.

PROPOSAL NO. 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

        At the Annual Meeting, the stockholders will be asked to ratify the appointment of BDO Seidman, LLP ("BDO") as the Company's independent registered public accountants for the fiscal year ending September 30, 2008. BDO was first appointed as our independent registered public accountants on September 28, 2004 and has audited our financial statements for the fiscal years ended September 30, 2007, 2006 and 2005 and for the nine-month transition period ended September 30, 2004, following our change in fiscal year in 2004 from December 31 to September 30. Previously, we had engaged Deloitte & Touche LLP as our independent registered public accountants from December 2001.

        The selection of the Company's independent registered public accountants is not required to be submitted to a vote of the stockholders of the Company for ratification. The Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent registered public accountants. However, the Board of Directors is submitting this matter to the stockholders as a matter of good corporate governance practice. If the stockholders fail to vote on an advisory basis in favor of the selection, the Audit Committee will reconsider whether to retain BDO and may retain that firm or another without re-submitting the matter to the Company's stockholders. Even if stockholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, appoint different independent registered public accountants at any time during the year if it determines that such a change would be in the best interests of the Company and the stockholders.

        We expect that representatives of BDO will be present at the Annual Meeting and will be given an opportunity to make a statement at the meeting if they desire to do so and will be available to respond to appropriate questions.

Audit Fees

        The Audit Committee reviews audit and non-audit services performed by BDO, as well as the fees charged by BDO for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible impact of the performance of such services on the auditors' independence. Additional information concerning the Audit Committee and its activities with BDO can be found in the following sections of this Proxy Statement: "Board and Committee Meetings" and "Report of the Audit Committee."

        The following table summarizes the aggregate fees that were billed by BDO for fiscal 2007 and 2006. Audit fees reflected below are for the review and audit of the financial statements in the stated period; all other fees are for amounts paid in the stated period.

Type of fees	Fiscal 2007	Fiscal 2006
Audit Fees(1)	$863,462	$1,123,210
Audit-Related Fees(2)	16,100	2,000
Tax Fees (3)	59,842	35,000
All Other Fees	—	—

Total Fees	$939,404	$1,160,210

    (1)
    Fees for audit services consist of:

    •
    Audit of the Company's annual financial statements and the audit of internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act;

    •
    Reviews of the Company's quarterly financial statements; and

    •
    Statutory and regulatory audits, consents and other services related to SEC matters.

    (2)
    Fees for audit-related services consist of financial accounting and reporting consultations.

    (3)
    Tax fees relate to the preparation of various federal, state and local tax returns.

        In considering the nature of the services provided by the Company's registered independent public accountants, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the registered independent public accountants and Company management to determine that they are permitted under the rules and regulations concerning auditors' independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Audit Committee's Pre-Approval Policies and Procedures

        Our Audit Committee has adopted a written charter that, among other things, requires the Audit Committee to pre-approve the rendering by our independent registered public accountants of audit or permitted non-audit services. All audit and non-audit services rendered by our independent registered public accountants in fiscal 2007 were pre-approved.

Required Vote

        The proposal to ratify BDO Seidman, LLP as the Company's independent registered public accountants for the year ending September 30, 2008 will be approved if it receives the affirmative vote of a majority of the votes cast, in person or by proxy, at the Annual Meeting, assuming a quorum is present.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE RATIFICATION OF BDO SEIDMAN, LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2008.

CORPORATE GOVERNANCE

Director Independence

        Our Board of Directors annually determines the independence of each of our directors and nominees in accordance with the independence standards set forth in the NASDAQ Marketplace Rules. These rules provide that "independent" directors are those who are independent of management and free from any relationship that, in the judgment of the Board of Directors, would interfere with their exercise of independent judgment. No director qualifies as independent unless the Board of Directors affirmatively determines that the director has no material relationship known to us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us) that would be expected to interfere with the exercise of independent judgment. Members of the Audit Committee must be independent and must also satisfy a separate independence requirement pursuant to the Exchange Act, which requires that they may not accept, directly or indirectly, any consulting, advisory or other compensatory fee from us, other than their directors' compensation.

        Based on its review, our Board of Directors has determined that all incumbent directors and director nominees, other than Messrs. Brandewie, Hart and Jahn, are "independent directors" as defined by the rules of The NASDAQ Global Market. In making its determination regarding the independence of the non-employee directors, the Board of Directors considered, among other things, the stock holdings of the non-employee directors and to what extent such holdings may affect their ability to exercise independent judgment. Additionally, in the case of Mr. Humphreys, the Board of Directors considered the Company's supplier/customer relationship with SCM Microsystems, where Mr. Humphreys serves on the board of directors. Messrs. Brandewie and Hart were determined to lack independence due to their recent prior service as officers of the Company and Mr. Jahn was determined to lack independence due to his current service as our Chief Executive Officer.

Code of Business Conduct and Ethics

        We have adopted a Code of Business Conduct and Ethics ("Code of Conduct") that applies to all of our directors, officers and employees. We have posted a copy of the Code of Conduct on our website at www.actividentity.com. You may also request a printed copy of the Code of Conduct, without charge, by writing us at 6623 Dumbarton Circle, Fremont, California 94555, Attn: Investor Relations. In the event of an amendment to, or a waiver from, any provision of the Code of Conduct that applies to any director or executive officer, we will publicly disclose any such amendment or waiver as required by applicable law or regulations or NASDAQ.

Communications with Non-Employee Directors

        The Board encourages stockholders who are interested in communicating directly with the non-employee directors as a group to do so by writing to the non-employee directors in care of the corporate secretary. Stockholders can send communications by mail to Secretary, ActivIdentity Corporation, 6623 Dumbarton Circle, Fremont, California 94555 or through our corporate website located at www.actividentity.com. Correspondence addressed to the non-employee directors will be reviewed by our corporate secretary or his designee, who will forward to the non-employee directors a summary of all such correspondence and copies of all correspondence that, in the opinion of our corporate secretary, deals with the functions of the board or committees thereof or that the corporate secretary otherwise determines requires their attention. Directors may, at any time, review the original correspondence received by the Company that is addressed to the non-employee members of the Board and request copies of any such correspondence.

BOARD AND COMMITTEE MEETINGS

        In fiscal 2007, the Company's Board of Directors met eleven times and each current member of the Board attended 75% or more of the meetings of the Board and the committees on which he served during the year. The Company has a policy of encouraging all directors to attend each annual meeting of stockholders. All of our current directors attended the 2007 Annual Meeting of Stockholders.

Board Committees

        The Board of Directors currently has standing an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee and special committees are formed from time-to-time to address other issues for the board. The principal functions of each of these committees are described below.

        Audit Committee.    The Audit Committee currently consists of Mr. Frankola (chairman) and Messrs. Ousley and White. The Board has determined that all members of the Audit Committee are independent directors under the rules of the NASDAQ Global Market and each of them is able to read and understand fundamental financial statements. The Board has determined that Mr. Frankola qualifies as an "Audit Committee Financial Expert" as defined by the rules of the SEC.

        The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing the compensation of the independent registered public accountants to conduct the annual audit of our accounts, reviewing the scope and results of the independent audits, reviewing and evaluating internal accounting policies, and approving all professional services to be provided to the Company by its independent registered public accountants.

        The Audit Committee met 13 times in fiscal 2007 and operates under a written charter, which was amended by the Board of Directors in September 2007. A copy of our amended Audit Committee charter is attached hereto as Appendix A.

        Compensation Committee.    The Compensation Committee currently consists of Mr. White (chairman) and Messrs. Kashnow and Ousley. The Board has determined that all members of the Compensation Committee are independent directors under the rules of the NASDAQ Global Market.

        The Compensation Committee administers the Company's benefit plans, reviews and administers all compensation arrangements for executive officers, and establishes and reviews general policies relating to the compensation and benefits of our officers and employees. The Compensation Committee has the authority to delegate its responsibilities to individual members of the Compensation Committee as it deems appropriate.

        The Compensation Committee met seven times in fiscal 2007 and operates under a written charter adopted by the Board of Directors, a copy of which was attached as Appendix B to the Company's proxy statement for the 2005 Annual Meeting of Stockholders.

        Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee currently consists of Mr. Ousley (chairman) and Messrs. Frankola and Kashnow. The Board has determined that all members of the Nominating and Corporate Governance Committee are independent directors under the rules of the NASDAQ Global Market.

        The Nominating and Corporate Governance Committee's responsibilities include identifying and approving individuals qualified to serve as members of the Board of Directors of the Company, recommending director nominees for each annual meeting of stockholders, evaluating the Board's performance, developing and recommending to the Board corporate governance guidelines and providing oversight with respect to corporate governance and ethical conduct.

        The Nominating and Corporate Governance Committee met four times in fiscal 2007 and operates under a written charter adopted by the Board of Directors, a copy of which was attached as Appendix C to the Company's proxy statement for the 2005 Annual Meeting of Stockholders.

Compensation Committee Interlocks and Insider Participation

        No interlocking relationship exists, or in the past fiscal year has existed, between any member of our Compensation Committee and any member of any other company's board of directors or Compensation Committee.

EXECUTIVE OFFICERS

        Our executive officers and their respective positions and ages as of January 1, 2008 are set forth in the following table. Biographical information regarding each executive officer who is not also a director is set forth following the table; biographical information for Mr. Jahn is set forth above under Proposal No. 1—Election of Directors.

Name	Age	Position
Thomas Jahn	51	Chief Executive Officer
Yves Audebert	51	President and Chief of Engineering
Mark J. Lustig	43	Chief Financial Officer

        Yves Audebert co-founded the Company in 1985 and is currently our President and Chief of Engineering. Prior to his appointment as President of the Company in March 2002, Mr. Audebert served as Chief Technology Officer since 1985. From the Company's inception in 1985, Mr. Audebert has served at times as Chairman, Vice Chairman, President, and Chief Executive Officer and he served as a director until August 2005. From 1980 to 1985, Mr. Audebert was responsible for developing shipboard fiber optic systems at Thomson-CSF, a French defense company. Mr. Audebert holds an engineering diploma from the École Polytechnique de Paris and an advanced diploma from the École Supérieure des Télécommunications in France.

        Mark J. Lustig joined the Company in February 2006 and has served as our Chief Financial Officer since that time. Prior to joining the Company, Mr. Lustig served in various positions with Sanmina-SCI from 1998 to 2005, including most recently as Senior Vice President—Finance and Corporate Controller. Prior to 1998, Mr. Lustig was employed by Adaptec, Inc. in a number of capacities, including as Accounting Manager. Prior to his employment with Adaptec, Mr. Lustig was employed by Micrographic Technology Corporation, Deloitte & Touche and Arthur Young & Company in various accounting and auditing positions. Mr. Lustig holds a Bachelor of Science degree in Commerce and Accounting from Santa Clara University and has been a Certified Public Accountant (CPA).

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Transactions with Related Parties

        On August 5, 2005, the Company acquired Protocom Development Systems Pty. Ltd., a privately held company located in Australia. Jason Hart, one of our directors and our former Chief Executive Officer, was a co-founder of Protocom and, at the time of our acquisition of that company, Mr. Hart was Protocom's principal stockholder and Chief Executive Officer. Since the acquisition of Protocom, the Company has rented space in Australia for its operations there and, in fiscal 2007, paid approximately $220,000 in rent to a company in which Mr. Hart is a major shareholder. The Company believes that this rent arrangement is on arm's length terms.

        Steven Humphreys, a director nominee, serves on the Board of Directors of SCM Microsystems. SCM supplies certain product hardware to ActivIdentity and, in 2007, ActivIdentity purchased approximately $1,000,000 of hardware from SCM. The Company believes the terms of its purchases from SCM were fair and at arm's length and the Company expects that if Mr. Humphreys is elected to the Board that he would abstain, both as an SCM director and as an ActivIdentity director, from deliberations on and any votes relating to transactions between SCM and ActivIdentity.

Related-Party Transaction Review and Approval

        Our Board of Directors has adopted policies and procedures for the review and approval of related party transactions and has delegated to the Audit Committee the authority to review and approve the material terms of any proposed related party transactions. To the extent that a proposed related party transaction may involve a non-employee director or nominee for election as a director and may be material to a consideration of that person's independence, the matter may also be considered by the other disinterested directors.

        Pursuant to our Code of Business Conduct and Ethics, each of our executive officers, directors and employees must disclose transactions involving actual or apparent conflicts of interests, such as related party transactions, to his or her immediate supervisor or the Chief Financial Officer. In order to avoid such conflicts, our executive officers, directors and employees may not receive any payments, compensation or gifts, other than gifts of nominal value, from any entity that does business or seeks to do business with us. Furthermore, without the consent of the Board of Directors, our executive officers, directors and employees may not use property or information belonging to us or their position with us for improper personal gain.

        In determining whether to approve or ratify a related-party transaction, the Audit Committee may consider, among other factors it deems appropriate, the potential benefits to us, the impact on a director's or nominee's independence or an executive officer's relationship with or service to us, whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party's interest in the transaction. In deciding to approve a transaction, the Audit Committee may, in its sole discretion, impose such conditions as it deems appropriate on us or the related party in connection with its approval of any transaction. Any transactions involving the compensation of executive officers, however, are to be reviewed and approved by the Compensation Committee. If a related-party transaction will be ongoing, the Audit Committee may establish guidelines to be followed in our ongoing dealings with the related party. Thereafter, the Audit Committee, on at least an annual basis, will review and assess ongoing relationships with the related party to see that they are in compliance with the committee's guidelines and that the related-party transaction remains appropriate.

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL HOLDERS AND MANAGEMENT

        The following table sets forth information regarding ownership of our common stock as of January 1, 2008 (unless indicated otherwise below where information is based on filings with the SEC) by (a) each person known to the Company to own more than 5% of the outstanding shares of our common stock, (b) each current director and nominee for director of the Company, (c) the Named Executive Officers (defined below), and (d) all current directors and executive officers as a group. The information in this table is based solely on information provided to the Company or on statements in filings made with the SEC.

	Shares Beneficially Owned and Shares Underlying Options Exercisable within 60 days of January 1, 2008
Name and Address of Beneficial Owner(†)	Shares (††)	Options and Warrants	Total	Percent of Class(1)
OZ Management, L.L.C.(2) 9 West 57th Street, 39th Floor New York, NY 10019	4,136,610		4,136,610	9.0%
Dimensional Fund Advisors Inc.(3) 1299 Ocean Avenue Santa Monica, CA 90401	3,785,495		3,785,495	8.3
State of Wisconsin Investment Board(4) P.O. Box 7842 Madison, WI 53707	2,619,372		2,619,372	5.7
Coghill Capital Management LLC(5) 1 N. Wacker Drive, Suite 4350 Chicago, IL 60606	2,288,984		2,288,984	5.0
Directors and Named Executive Officers
Jason Hart	1,593,239	81,250	1,674,489	3.7%
Yves Audebert	354,646	764,063	1,118,709	2.4
Thomas Jahn	35,641	140,625	176,266	*
Mark J. Lustig	62,725	83,110	145,835	*
Richard White	40,000	75,000	115,000	*
Richard A. Kashnow	55,000	43,750	98,750	*
James E. Ousley	45,251	20,000	65,251	*
James W. Frankola	23,000	25,000	48,000	*
All Directors and Executive Officers as a Group (8 persons)	2,209,502	1,247,798	3,457,300	7.3%
Non-incumbent Director Nominees
Robert Brandewie	0	15,000	15,000	*
Grant Evans	0	0	0	—
David Wright	0	0	0	—
Steven Humphreys	0	0	0	—

*
Less than 1% of the outstanding common stock.

(†)
Unless indicated otherwise, the address of each beneficial owner is c/o ActivIdentity Corporation, 6623 Dumbarton Circle, Fremont, California 94555.

(††)
Shares beneficially held include a total of 338,022 shares of common stock subject to Restricted Stock Unit awards granted by the Company. Within 60 days from January 1, 2008, a total of 132,497 of these shares will be fully vested.

(1)
Applicable percentage of ownership is rounded to the nearest tenth and is based on 45,744,523 shares of common stock outstanding as of January 1, 2008, together with applicable stock options, warrants and other unissued equity awards for such stockholder. Beneficial ownership is determined in accordance with the rules of the SEC. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days of January 1, 2008, as well as all shares issuable under outstanding unvested and restricted stock units, are deemed outstanding for computing the percentage of ownership of the person holding such stock options, but are not deemed outstanding for computing the percentage of any other person. Except as otherwise noted, each person or entity has sole voting and investment power with respect to the shares shown, subject to applicable community property laws.

(2)
Based on Schedule 13G/A filed on February 14, 2007 by OZ Management, L.L.C. ("OZ"). OZ serves as principal investment manager to a number of investment funds and discretionary accounts with respect to which it has voting and dispositive authority over the Company's shares reported in such Schedule 13G/A, including such an account for OZ Master Fund, Ltd. ("OZMF"). Mr. Daniel S. Och is the Senior Managing Member of OZ and is the Director of OZMF and, as such, may be deemed to control such entities and therefore may be deemed to be the beneficial owner of the reported shares.

(3)
Based on Schedule 13G filed February 13, 2007 by the State of Wisconsin Investment Board.

(4)
Based on Schedule 13G/A filed February 9, 2007 by Dimensional Fund Advisors Inc.

(5)
Based on Schedule 13G filed on June 5, 2007 by Coghill Capital Management LLC.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial reports regarding ownership of, and subsequent transactions in, our securities. Such officers, directors, and 10% stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) reports they file. Based solely upon our review of copies of reports provided to us and written representations from our directors and executive officers, we believe that all reports required by Section 16(a) during fiscal 2007 were timely filed, except that a Form 4 was not timely filed for Yves Audebert in connection with his sale of 5,000 shares of Common Stock that occurred on December 11, 2006. The Form 4 was subsequently filed on December 14, 2006.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

  Overview of Compensation Program

        The following compensation discussion and analysis describes the material elements of compensation awarded to, earned by, or paid in fiscal 2007 to each of the executive officers identified below in the Summary Compensation Table, who are referred to collectively as our "named executive officers." The Compensation Committee assists our Board of Directors in the discharge of its responsibilities regarding compensation of our executives, including the named executive officers. The

Compensation Committee is charged by our Board of Directors with the responsibility to, among other things:

  •
  develop and periodically review compensation policies and practices applicable to executive officers, including the criteria upon which executive compensation is based, the specific relationship of corporate performance to executive compensation and the composition in terms of base salary, deferred compensation and incentive or equity-based compensation and other benefits;

  •
  review and approve corporate goals and objectives relevant to Chief Executive Officer compensation, evaluate the Chief Executive Officer's performance in light of these goals and objectives, and set the Chief Executive Officer's compensation level based on this evaluation;

  •
  determine bases for and set compensation levels for other executive officers;

  •
  supervise, administer and evaluate incentive, equity-based and other compensatory plans of the Company in which executive officers and key employees participate, including approving guidelines and size of grants and awards, making grants and awards, interpreting and promulgating rules relating to the plans, modifying or canceling grants or awards, designating employees eligible to participate and imposing limitations and conditions on grants or awards;

  •
  review and approve, subject to stockholder approval as required, the creation or amendment of any incentive, equity-based and other compensatory plans of the Company in which executive officers and key employees participate, other than amendments to tax-qualified employee benefit plans and trusts, and any supplemental plans thereunder, that do not substantially alter the costs of such plans to the Company or are to conform such plans to applicable laws or regulations;

  •
  review and approve any employment agreements, severance arrangements, change-in-control arrangements or special or supplemental employee benefits, and any material amendments to any of the foregoing, applicable to executive officers; and

  •
  review periodically the compensation and benefits offered to non-employee directors and recommend changes to the Board as appropriate.

        The Compensation Committee's role is also to ensure that the total compensation paid to our executive officers (including each of the named executive officers) is fair, reasonable and competitive. In the course of reviewing and approving the compensation of executive officers, our Compensation Committee annually reviews the performance of all executive officers and, in the case of officers other than our Chief Executive Officer, the Compensation Committee seeks input from our Chief Executive Officer regarding their compensation. These recommendations are then considered as part of the Committee's deliberations on compensation actions.

  Compensation Philosophy and Objectives

        Our compensation program is designed to attract, inspire, motivate and reward executives responsible for attaining the financial and strategic objectives essential to our long-term success and growth in stockholder value. The key objectives of the compensation program are to:

  •
  attract and retain executives who are talented, qualified and capable of achieving our business objectives;

  •
  remain competitive with the compensation paid to similarly situated executive officers at other companies in our industry;

  •
  inspire and motivate executives to achieve operating goals through an emphasis on performance-based compensation;

  •
  provide a strong, direct link between our financial and strategic goals and executive compensation;

  •
  align the interests of our executives and stockholders by tying elements of compensation to the achievement of Company goals; and

  •
  fairly reward executives for their efforts.

        The Compensation Committee evaluates individual executive performance with a goal of setting compensation at levels the committee believes are comparable with executives in other companies of similar size and stage of development operating in the security software and services industry, while taking into account our relative performance, our own strategic goals and input from third-party compensation consultants. We strive to provide a total compensation package to senior management that is competitive in the marketplace, recognizes individual performance and provides opportunities to earn rewards based on achievement of short-term and long-term corporate objectives.

        The primary elements of our executive compensation program are (i) base compensation or salary, (ii) annual cash bonuses and (iii) equity-based awards granted pursuant to our 2004 Equity Incentive Plan. We view these components as related but distinct. The Compensation Committee determines the appropriate level for each compensation component based in part, but not exclusively, on competitive benchmarking consistent with recruiting and retention goals, its view of internal equity and consistency, individual performance and input from the Company's retained compensation consultant, Cook and Associates. We believe that, as is common in the security software and services industry, stock-based awards, salary and cash bonuses are all necessary to attract and retain employees. We have not adopted any formal or informal policies or guidelines for allocating compensation between long-term and short-term compensation, or between cash and non-cash compensation.

  Competitive Market; Benchmarking

        While we do not believe that it is appropriate to establish compensation levels based solely on benchmarking, we believe that information regarding pay practices at other companies is nevertheless useful in two respects. First, we recognize that compensation practices must be competitive in the marketplace. Second, independent marketplace information is one of the many factors that we consider in assessing the reasonableness of compensation. Accordingly, our Compensation Committee retained Cook and Associates, a compensation consultant who provides data for comparable peer groups, to review our policies and procedures with respect to executive compensation for fiscal 2007. We use the peer data provided by Cook and Associates to determine whether our compensation levels are competitive and to make any necessary adjustments, including in light of officer performance and overall Company performance. Additionally, the Compensation Committee conducts an annual benchmark review of the benefits of our executive officers, which provides data on cost of benefits, health and welfare plans, flexible benefits, retirement plans, paid time off, HR practices, relocation practices and other benefits. Although we generally aim to compensate our executives at or near the 50th percentile of compensation in our peer companies, we do not necessarily fix all compensation to that level.

        Salaries for all employees, including the executive officers, are generally reviewed and approved effective October 1 of each year. Executive officer salaries are reviewed and approved by our Board of Directors after taking into consideration the recommendations of the Compensation Committee.

  Elements of Executive Officer Compensation

        Base Salary.    We seek to provide our executive officers with competitive annual base salaries in order to attract and retain talented individuals. The base salary component of our executive officer compensation program is not designed to incentivize our near-term performance (as performance-based cash bonuses are designed to do), but rather to provide the baseline level of compensation to executive officers. In most cases, the base salary component will represent the largest annual form of compensation to executive officers, although we have no formal policy regarding the allocation between base salary and other forms of compensation. In making decisions regarding base salary levels, the Compensation Committee will consider and evaluate the total compensation package, including possible performance-based cash bonuses and periodic equity awards, received or to be received by a particular executive officer, and seek to ensure that the executive officer's total compensation package is fair, reasonable and competitive. In determining appropriate salary levels for a given executive officer, the Compensation Committee considers the following factors:

  •
  individual performance of the executive, as well as our overall performance, during the prior year;

  •
  level of responsibility;

  •
  breadth, scope and complexity of the position;

  •
  internal review of the executive's compensation relative to other executives to ensure internal equity; and

  •
  executive officer compensation levels at other similar companies to ensure competitive compensation.

        Salaries for executive officers are determined on an individual basis at the time of hire and are set to be competitive with comparable businesses in our industry. Adjustments to base salary are considered annually in light of each officer's performance, our performance and compensation levels at other companies within our industry, as well as upon promotion or other change in job responsibilities. The Chief Executive Officer assists the Compensation Committee in its annual review of the base salaries of other executive officers based on the foregoing criteria.

        The following table sets for the base salaries paid to our executive officers for fiscal 2007.

Name	Salary for Fiscal 2007
Jason Hart	$290,000
Yves Audebert	285,000
Thomas Jahn	250,000
Mark J. Lustig	250,000

        Following the end of fiscal 2007, the Compensation Committee considered changes to base compensation for executive officers for fiscal 2008. In making this determination, the Committee considered the Company's performance in fiscal 2007, the performance of individual officers and any changes in the scope of job function for the executive officers. For Mr. Hart, no change was made given his resignation as Chief Executive Officer effective as of November 1, 2007. Mr. Jahn's base salary was increased to $290,000 upon his promotion to Chief Executive Officer. No other changes to base salary were considered necessary at that time and the base salaries of our other executive officers are unchanged for fiscal 2008.

        Annual Cash Bonuses.    We also provide executive officers with annual cash bonuses. For fiscal 2007, bonus payments were specifically designed to reward executives for our overall performance and individual officer performance: if the Company achieved particular financial goals in fiscal 2007, the executive officers would receive 100% of the target amounts; if the Company did not achieve those particular financial goals, the Compensation Committee had discretion to adjust the bonus amounts paid to the executive officers. For fiscal 2007, the Compensation Committee awarded bonuses to the executive officers in the amounts set forth in the following table. These amounts represented 50% of the target amounts for fiscal 2007. In paying bonuses at this level, the Compensation Committee and the Board of Directors took into account the Company's overall financial performance for fiscal 2007, including the Company's earnings for fiscal 2007 before deducting expenses associated with interest, taxes, depreciation and amortization (commonly known as "EBITDA").

Name	Bonus for Fiscal 2007
Jason Hart	$116,000
Yves Audebert	71,250
Thomas Jahn	62,500
Mark J. Lustig	62,500

        Equity Awards.    As an additional component of our compensation program, executive officers are eligible to receive equity compensation in the form of stock options or restricted stock awards. The Compensation Committee grants stock options, restricted stock or restricted stock units to executive officers to aid in their retention, to motivate them to assist with the achievement of corporate objectives and to align their interests with those of our stockholders by creating a return tied to the performance of our stock price. In determining the timing and size of equity grants, the Compensation Committee considers the contributions and responsibilities of each executive, appropriate incentives for the promotion of our long-term growth, grants made to other executives in the industry holding comparable positions, our performance relative to corporate objectives and recent growth or decline in stockholder value. The Company also received recommendations from Cook and Associates, a compensation consultant, regarding the size and type of equity grants for our executive officers for fiscal 2007.

        In fiscal 2007, the Compensation Committee approved the grant of restricted stock units to the Company's executive officers as show below in the table below. The awards were to vest only upon the achievement of both performance conditions and time-based service. The vesting conditions were as follows:

  •
  three years of continuous service from the date of grant;

  •
  the Company's stock price on the third anniversary of the grant (i.e., the date of vesting) is at least 115% of the stock price on the date of grant; and

  •
  the Company's stock price, during the three-year vesting period, closes for 60 consecutive trading days at or above 130% of the stock price on the date of grant.

Additionally, the number of awards that may be issued to the officers was subject to adjustment (up or down), as shown in the following table, depending the Company's achievement of a targeted level of EBITDA for fiscal 2007.

Name	Award if EBITDA is Below Target	Award if EBITDA Reaches Target	Award if EBITDA is Above Target
Jason Hart	45,824	61,099	91,649
Yves Audebert	26,731	35,641	53,462
Thomas Jahn	26,731	35,641	53,462
Mark J. Lustig	26,731	35,641	53,462

        Based on the Company's fiscal 2007 EBITDA, it was determined in the first quarter of fiscal 2008 that the officers would be eligible to receive only the number of shares shown in the first column in the above table, subject to satisfaction of the remaining vesting conditions. As noted below in the notes to the table entitled "Outstanding Equity Awards at Fiscal Year-End," the Company agreed in connection with Mr. Hart's separation of service in November 2007 that his continued service as a director would be credited toward the service vesting requirement for this award.

        The Compensation Committee also assessed the number of unvested options and other equity awards held by each of the Company's executive officers and considered median equity compensation levels among the Company's peers. Among the executive management team, only Mr. Lustig, who had received a large option grant in February 2006 upon joining the Company, had a significant number of unvested equity awards. Accordingly, the Compensation Committee awarded Messrs. Hart, Jahn and Audebert the following stock option awards in fiscal 2007 under the Company's 2004 Equity Incentive Plan.

Name	Shares Underlying Option Grant
Jason Hart	150,000
Thomas Jahn	150,000
Yves Audebert	100,000

        These options have a term of seven years and 25% of the underlying shares vest on the first anniversary of the date of grant, while the remaining shares vest monthly thereafter over the next three years. The options have an exercise price equal to the closing stock price on the date of grant, as reported on the NASDAQ Global Market.

        Under the terms of our 2004 Equity Incentive Plan (the "Plan"), pursuant to which all new equity grants are currently made, the exercise price of any stock options awarded under the Plan must be equal to 100% of the fair market value of our common stock (the closing sales price on The NASDAQ Global Market) on the date of grant. We do not have any formal program, plan or obligation that requires us to grant equity awards on specified dates, although we usually make annual grants to existing officers and employees during the first quarter of each fiscal year and to new hires upon commencement of their employment. Subject to the timing of completion of our year-end compensation review and related matters, we target the granting of equity awards to occur from two to five business days after the filing of our annual report on Form 10-K for each year, thereby providing financial markets with complete information about our performance in the prior year before the prices of stock options are fixed. We do not have in place any other program, plan or practice to time stock option grants to our executive officers in coordination with the release of material nonpublic information. Stock option grants may occasionally be considered following a significant change in job responsibilities or to meet other special retention or performance objectives.

        We believe that periodic equity awards serve as useful performance recognition mechanisms with respect to key employees, as most awards are subject to time-based vesting provisions. Our typical stock option awards to executive officers (including the named executive officers) are being granted with a term of seven years and vest and become exercisable over a period of four years. Occasionally, the granting or vesting of a stock award may be made contingent on achievement of certain specific performance conditions. We believe that such periodic equity awards encourage executive officers to remain with us and also focus on our long-term performance. The value of the shares subject to the fiscal 2007 option grants to executive officers is reflected in the Summary Compensation Table below and further information about these grants is reflected in the Grants of Plan-Based Awards table below.

        Other Benefits.    Executive officers are eligible to participate in all of our employee benefit plans, such as medical, dental, vision, group life, disability and accidental death and dismemberment insurance, in each case on the same basis as other employees, subject to applicable law. We also provide vacation and other paid holidays to all employees, including executive officers, all of which we believe to be comparable to those provided at peer companies. These benefit programs are designed to enable us to attract and retain our workforce in a competitive marketplace. Health, welfare and vacation benefits ensure that we have a productive and focused workforce through reliable and competitive health and other benefits.

        Our retirement savings plan (401(k) Plan) is a tax-qualified retirement savings plan, pursuant to which all employees, including the named executive officers, are able to contribute certain amounts of their annual compensation, subject to limits prescribed by the Internal Revenue Service. In fiscal 2007 we made no matching contributions to the named executive officers.

  Tax and Accounting Considerations

        Deductibility of Executive Compensation.    In making compensation decisions affecting our executive officers, the Compensation Committee considers our ability to deduct under applicable federal corporate income tax law compensation payments made to executives. Specifically, the Compensation Committee considers the requirements and impact of Section 162(m) of the Internal Revenue Code, which limits the tax deductibility to us of compensation in excess of $1.0 million in any year for certain executive officers, except for qualified "performance-based compensation" under the Section 162(m) rules. The Compensation Committee considers the Section 162(m) rules as a factor in determining compensation, but will not necessarily limit compensation to amounts deductible under Section 162(m). No covered executive's compensation exceeded $1.0 million for fiscal 2007.

        Accounting for Stock-Based Compensation.    Effective October 1, 2006, we adopted the fair value recognition provisions of Statement of Financial Accounting Standards No. 123(R) ("SFAS No. 123(R)") to account for all stock grants under all of our stock plans. Under SFAS No. 123(R), we are required to estimate and record an expense for each award of equity compensation over the vesting period of the award. Although we assessed the desirability of granting shares of restricted stock to our executive officers and employees in lieu of stock option grants in light of the accounting impact of SFAS No. 123(R), we ultimately determined to retain our stock option program as the main component of our long-term compensation program as that program helps to align management performance with stockholder goals. Accounting rules also require us to record cash compensation as an expense at the time the obligation is incurred.

  Role of Executives in Determining Compensation

        Our Compensation Committee reviews the performance and compensation of our Chief Executive Officer on an annual basis and establishes our Chief Executive Officer's compensation level. Our Chief Executive Officer is not present for these discussions related to his compensation. For the remaining executives, the Chief Executive Officer makes recommendations to the Compensation Committee based upon individual experience and breadth of knowledge, internal considerations, and other subjective factors that the committee takes into account when determining executive compensation.

  Allocation of Compensation

        There is no pre-established policy or target for the allocation of compensation. The factors described above, as well as the overall compensation philosophy, is reviewed to determine the appropriate level and mix of compensation. Historically, and in fiscal 2007, the largest portion of compensation to named executive officers was in the form of base salary.

  Timing of Compensation

        As discussed elsewhere, compensation, including base salary adjustments, for our named executive officers is reviewed annually, usually in the first quarter of the fiscal year.

  Minimum Stock Ownership Requirements

        There are no minimum stock ownership guidelines for our executives or employees.

Compensation Committee Report

        Below is a description of the Company's processes and procedures for the consideration and determination of executive and director compensation.

        Role of Compensation Committee.    The Compensation Committee also has authority to grant options to executive officers and non-employee directors. From time to time, the Compensation Committee may present compensation recommendations to the Board of Directors for review and approval by the non-employee directors.

        Delegation of Authority.    The Compensation Committee has not in the past delegated any authority to another person or entity to take action with respect to executive officer compensation.

        Role of Executive Officers.    Although the Compensation Committee receives recommendations from management regarding option grants to non-executive employees, authority to make equity grants to non-executive employees rests with the Compensation Committee.

        Role of Compensation Consultants.    The Compensation Committee regularly retains compensation consultants to provide compensation data for peer companies. The Compensation Committee works with the consultant to identify what is considered an appropriate group of peer companies and then discusses with the consultant how the Company's compensation practices compare to practices at competitors. Although the Compensation Committee uses this compensation data as a tool to help provide appropriate compensation levels, the Compensation Committee does not strictly benchmark compensation from this data.

        The Compensation Committee of the Company has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Submitted by the Compensation Committee of the Board of Directors
Richard White, Chairman Richard Kashnow James E. Ousley

Summary Compensation Table

        The following table describes the compensation paid by the Company to our Chief Executive Officer, Chief Financial Officer and our two other executive officers during fiscal 2007 (collectively, the "Named Executive Officers") for services rendered in all capacities to the Company for the last fiscal year.

Name and Principal Position	Year	Salary ($)	Stock Awards(1) ($)	Option Awards(1)($)	Non-Equity Incentive Plan Compensation(2)($)	All Other Compensation(3)($)	Total ($)

Jason Hart, Chief Executive Officer(4)	2007	$290,000	$27,411	$88,422	$116,000	$324	$522,157

Yves Audebert, President and Chief of Engineering	2007	285,000	42,090	272,888	71,250	9,228	680,456

Thomas Jahn, Chief Operating Officer	2007	250,000	15,990	57,485	62,500	828	386,803

Mark J. Lustig, Chief Financial Officer	2007	250,000	59,615	110,000	62,500	360	482,475

(1)
The value of the option and stock awards has been computed in accordance with SFAS No. 123(R), which requires that we recognize as compensation expense the value of all stock-based awards, including stock options, granted to employees in exchange for their services over the requisite service period, which is typically the vesting period, but excluding forfeiture assumptions that are used in calculating equity award expense in the Company's financial statements.

(2)
Non-equity incentive plan compensation represents annual bonus amounts paid under our bonus plan. Bonus amounts are determined and paid after the end of each fiscal year, but reflect individual and Company performance for fiscal 2007. Accordingly, bonus amounts in this table reflect bonuses paid in November 2007 for performance in the fiscal year ended September 30, 2007.

(3)
"All Other Compensation" for each named executive officer consists of premiums paid for term life insurance policies, except that such compensation for Mr. Audebert also includes an auto allowance of $8,400.

(4)
Mr. Hart resigned as Chief Executive Officer effective November 1, 2007. He is entitled to severance payments totaling $290,000 and reimbursement for COBRA premiums through October 31, 2008, to the extent eligible. Although Mr. Hart also served as a director in fiscal 2007, he did not receive compensation for serving as a director. Following his resignation as Chief Executive Officer effective November 1, 2007, he remained as a director of the Company and received a restricted stock unit award for 5,000 shares of the Company's stock on November 20, 2007 when the Compensation Committee awarded restricted stock units to non-employee directors.

Grants of Plan-Based Awards

        The following table sets forth certain information regarding grants of plan-based awards to the named executive officers during fiscal 2007.

Name	Grant Date	Stock Awards: Number of Shares of Stock or Units (#)(1)		Option Awards: Number of Securities Underlying Options Granted (#)(1)		Exercise Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(2)
Jason Hart	1/9/2007 1/9/2007	— 61,099	(4)	150,000 —	(3)	$4.91 —	$344,908 164,467
Yves Audebert	1/9/2007 2/12/2007	35,641 —	(4)	— 100,000	(3)	— 5.20	95,939 233,444
Thomas Jahn	1/9/2007 1/9/2007	— 35,641	(4)	150,000 —	(3)	4.91 —	344,908 95,939
Mark J. Lustig	1/9/2007	35,641	(4)	—		—	95,939

(1)
The amounts listed reflect restricted stock units and stock options granted under our 2004 Equity Incentive Plan and are described in the Outstanding Equity Awards at Fiscal Year-End Table below.

(2)
The grant date fair value of the stock and option awards has been computed in accordance with SFAS No. 123(R), which requires that we recognize as compensation expense the value of all stock-based awards, including stock options, granted to employees in exchange for services over the requisite service period, which is typically the vesting period, excluding forfeiture assumptions. For more information on the manner in which equity compensation expense is calculated, see the notes to our audited consolidated financial statements attached to the annual report accompanying this proxy statement.

(3)
Option vests and becomes exercisable with respect to 25% of the total number of underlying shares on the first anniversary of the grant date and then ratably with respect to the remaining shares monthly thereafter for the next three years.

(4)
Award of Restricted Stock Units under the Company's 2004 Equity Incentive Plan that vests on the third anniversary from the grant date and upon meeting certain performance-based vesting conditions, which are described in our Form 8-K filed with the SEC on January 5, 2007. The shares of common stock underlying such award will be issued in accordance with such vesting schedule.

Outstanding Equity Awards at Fiscal Year-End

        The following table shows information regarding outstanding equity awards at September 30, 2007 for our named executive officers.

	Option Awards						Stock Awards
Name	Number of Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Jason Hart*	32,813 —	(2)	42,187 150,000	(2) (3)	$3.51 4.91	12/21/2015 1/07/2014	— —		— —	— 61,099	(4)	$	— 315,271
Yves Audebert	250,000 450,000 — 32,813 —	(5) (6) (2)	— — 100,000 42,187 100,000	(7) (2) (8)	8.04 7.10 8.95 3.51 5.20	10/22/2008 2/25/2013 10/27/2013 12/21/2015 2/12/2014	555 — — — —	(13)	2,864 — — — —	35,641 — — — —	(4)		183,908 — — — —
Thomas Jahn	100,000 —	(9)	— 150,000	(10)	4.76 4.91	9/1/2015 1/9/2014	— —		— —	35,641 —	(4)		183,908 —
Mark J. Lustig	57,068	(11)	151,042	(11)	3.49	2/6/2016	30,209	(12)	$155,878	35,641	(4)		183,908

*
Mr. Hart resigned as our Chief Executive Officer in November 2007, but continues to serve on our Board of Directors. All equity awards will continue to vest during the term of Mr. Hart's board service.

(1)
Calculated by multiplying the number of unvested shares by $5.16, the closing price per share of our common stock on the NASDAQ Global Market on September 28, 2007.

(2)
Option vests and becomes exercisable with respect to 25% of the total number of underlying shares (75,000) on the first anniversary of the grant date (grant date is December 21, 2005) and then ratably with respect to the remaining shares monthly thereafter for the next three years.

(3)
Option vests and becomes exercisable with respect to 25% of the total number of underlying shares (150,000) on the first anniversary of the grant date (grant date is January 9, 2007) and then ratably with respect to the remaining shares monthly thereafter for the next three years.

(4)
Award of restricted stock units under the Company's 2004 Equity Incentive Plan that vests on the third anniversary from the grant date (grant date is January 9, 2007) and upon meeting certain performance-based vesting conditions, which are described in our Form 8-K filed with the SEC on January 5, 2007.

(5)
This option fully vested and became exercisable as of October 22, 2006.

(6)
This option fully vested and became exercisable as of February 23, 2007.

(7)
Option vests and becomes exercisable with respect to one-third of the total number of underlying shares (100,000) on each of the fifth, sixth and seventh anniversaries of the grant date (grant date is October 27, 2003), or earlier upon the closing price of the Company's common stock reaching the following target prices for 90 consecutive calendar days: $20, $30, and $40.

(8)
Option vests and becomes exercisable with respect to 25% of the total number of underlying shares (100,000) on the first anniversary of the grant date (grant date is February 12, 2007) and then with respect to the remaining shares monthly thereafter for the next three years.

(9)
Option fully vested and became exercisable on September 1, 2006.

(10)
Option vests and becomes exercisable with respect to 25% of the total number of underlying shares (150,000) on the first anniversary of the grant date (grant date is January 9, 2007) and then ratably with respect to the remaining shares monthly thereafter for the next three years.

(11)
Option vests and becomes exercisable with respect to 25% of the total number of underlying shares (250,000) one year after the grant date and then with respect to the remaining underlying shares monthly thereafter for three years. These numbers are the aggregate of option awards granted on February 6, 2006, less options exercised on February 20, 2007, February 21,

  2007, February 22, 2007, February 23, 2007, March 20, 2007, March 21, 2007, March 22, 2007, March 23, 2007, March 26, 2007 and March 27, 2007.

(12)
Represents shares of restricted stock that vest with respect to 25% of the total number of shares (50,000) one year after the grant date (grant date is February 6, 2006) and then with respect to the remaining shares monthly thereafter for three years.

(13)
Represents shares of restricted stock that vest with respect to 25% of the total number of shares (10,000) one year after the grant date (grant date is November 5, 2004) and then with respect to the remaining shares monthly thereafter for two years.

  Option Exercises and Stock Vested

        The following table sets forth information regarding options exercised by and vested stock awards of our named executive officers during fiscal 2007. Only Mr. Lustig exercised options and acquired shares on the vesting of certain of his restricted stock units.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Jason Hart	—	—	—	—
Yves Audebert	—	—	—	—
Thomas Jahn	—	—	—	—
Mark J. Lustig	41,890	$77,327	19,791	$98,257

  Pension Benefits

        We do not have a defined benefit plan. Our named executive officers did not participate in, or otherwise receive any special benefits under, any pension or retirement plan sponsored by us during fiscal 2007.

  Nonqualified Deferred Compensation

        During fiscal 2007, our named executive officers did not contribute to, or earn any amounts with respect to, any defined contribution or other plan sponsored by us that provides for the deferral of compensation on a basis that is not tax-qualified.

  Potential Payments Upon Termination or Change in Control

        On November 1, 2007, in connection with Jason Hart's resignation as Chief Executive Officer of the Company, we entered into a severance agreement and release with Mr. Hart. The severance agreement provides for: a severance payment to Mr. Hart in the amount of $290,000 (one-half was paid on November 1, 2007 and the second half will be paid on May 1, 2008); a bonus for the fiscal year ended September 30, 2007 based on the performance criteria previously established, less applicable withholding taxes, payable in a lump sum at the same time as bonuses are paid to executive officers (Mr. Hart subsequently received a bonus in the amount of $116,000 when bonuses were awarded in November 2007); reimbursement for continued health insurance payments under COBRA through October 2008 or until Mr. Hart becomes eligible to receive such benefits through a new employer; reimbursement for outstanding unpaid business expenses; and payment for all accrued and unused vacation. The severance payments are made in full and final settlement of all claims that Mr. Hart may have had against us or any of our officers or employees. If Mr. Hart fails to comply with any obligations under the release, including but not limited to non-disparagement obligations, and the Non-Competition Agreement, dated as of August 5, 2005, by and among Mr. Hart, the Company and Protocom Development Systems Pty Ltd., the Company has the right to terminate payments to Mr. Hart.

        In April 2003, the Board approved an arrangement pursuant to which Mr. Audebert is entitled to accelerated vesting of his options in the event he is terminated following a change in control of the Company.

        In connection with his election to Chief Executive Officer, the Company entered into an at-will employment agreement with Mr. Jahn on December 10, 2007. The agreement provides that Mr. Jahn will receive an annual base salary of $290,000 and that he will be eligible for a target bonus equivalent to a certain percentage of his annual base salary (which, for fiscal 2008, has been set at 80%). Mr. Jahn is also eligible to participate in the employee benefits plan currently and hereafter maintained by the Company of general applicability to other senior executives of the Company, including the Company group health insurance, dental insurance and 401(k) plans. If Mr. Jahn's employment is terminated by the Company without cause ("cause" is defined in the employment agreement) or Mr. Jahn resigns for good reason ("good reason" is defined in the employment agreement), he will receive 12 months' annual base salary and the same level of health coverage and benefits as in effect on the day immediately preceding the day of termination of employment until the earlier of (i) the date he is no longer eligible to receive continuation coverage pursuant to COBRA or (ii) 12 months from the date of termination.

        Further, if there is a change of control (as defined in the employment agreement) and within one year following the change of control, the Company or successor corporation terminates Mr. Jahn's employment without cause or Mr. Jahn resigns for good reason, then he will receive 12 months' annual base salary, his target bonus, the same level of health coverage and benefits described in the preceding paragraph, his stock options will vest and any restricted stock that he holds will be accelerated.

        Pursuant to a January 2006 employment letter offer, Mr. Lustig was appointed Chief Financial Officer and receives an annual salary of $250,000 and a cash bonus to be paid upon the achievement of certain milestones. Mr. Lustig also received an initial stock option grant to purchase up to 250,000 shares of common stock at an exercise price equal to the fair market value of the stock on the date of grant and 50,000 shares of restricted stock. The stock option and the restricted stock award each vest with respect to 25% of the underlying shares one year after the date of grant, with the remainder of the underlying shares vesting monthly thereafter over three years. If there is a "change of control" in the Company (as defined in the Company's 2004 Equity Incentive Plan), vesting of the stock option and the restricted stock award will fully accelerate.

        The Company's 2002 Stock Option Plan and 2004 Equity Incentive Plan provide that, in the event of a "change in control" (as defined) of the Company, the Compensation Committee or Board of Directors may elect to accelerate some or all of the outstanding option awards granted under such plans.

  401(k) Plan

        We have established and maintain a retirement savings plan under Section 401(k) of the Internal Revenue Code to cover our eligible employees. The Internal Revenue Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a tax deferred basis through contributions to a 401(k) plan. Our 401(k) plan permits us to make matching contributions on behalf of eligible employees. However, in fiscal 2007, no matching contributions were made to the named executive officers in fiscal 2007.

  Director Compensation

        Each non-employee director, other than the Chairman of the Board, is paid a quarterly cash retainer of $5,000 and meeting participation fees. The Chairman of the Board is paid a quarterly retainer of $15,000 plus meeting attendance fees. Non-employee directors are also awarded stock options or other equity-based compensation. The following table sets forth the compensation that is currently paid to our non-employee directors:

Quarterly Retainer	Fee
Chairman of the Board	$15,000
Non-employee directors (excluding Chairman of the Board)	5,000
Chairman of the Audit Committee	2,500
Chairman of other standing committees of the Board	1,250

Meeting Attendance	Fee
In-person Board meeting attendance	$2,000
Telephonic Board meeting attendance	1,000
Committee meeting attendance	1,000

        In addition to the cash compensation described above, the Company has historically compensated non-employee directors with equity-based awards, although we do not have a formal policy or fixed award size that is regularly granted. In fiscal 2007, the Company awarded non-employee directors the following restricted stock units, which vest in monthly installments over a one-year period from the date of grant:

Position	Shares (#)
Chairman of the Board	15,000
Committee Chairs	10,000
All other non-employee directors	5,000

        The following table shows certain information with respect to the compensation paid in fiscal 2007 to the Company's non-employee directors, excluding Mr. Hart, who was not a non-employee director during fiscal 2007 and was paid no compensation for his board service in fiscal 2007. Stock awards and option awards reflected in the following table reflect the value of the portion of equity awards that vested during fiscal 2007, with the value of such award calculated in accordance with FAS 123(R). Cash fees include meeting participation fees for regular meetings of the board and standing committees, as well as meetings of special or ad hoc committees.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Total ($)
Richard A. Kashnow	$159,125	$84,750	$32,125	$276,000
James W. Frankola	76,250	32,733	22,875	131,858
James E. Ousley	84,250	65,600	16,208	166,058
Richard White	84,375	65,600	30,130	180,105

Equity Compensation Plan Information

        The following table provides information as of September 30, 2007 with respect to the shares of the Company's common stock that may be issued under our 2002 Stock Option Plan, 2004 Equity Incentive Plan.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by stockholders	7,226,603	(1)	$5.75	3,449,731	(2)
Equity compensation plans not approved by stockholders	0		—	—
Total	7,226,603			3,449,731

(1)
This number excludes 216,014 shares underlying unvested outstanding restricted stock units.

(2)
Represents shares that may be issued under the 2004 Equity Incentive Plan.

REPORT OF THE AUDIT COMMITTEE

        Under the guidance of a written charter adopted by the Board, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of the independent registered public accountants to conduct the annual audit of our accounts, reviewing the scope and results of the independent audits, reviewing and evaluating internal accounting policies, and approving all professional services to be provided to the Company by its independent registered public accountants. Each of the members of the Audit Committee meets the independence requirements of the NASDAQ Global Market.

        Management has primary responsibility for the system of internal controls and the financial reporting process. The independent registered public accountants have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards.

        In this context and in connection with the audited financial statements contained in the Company's Annual Report on Form 10-K, the Audit Committee:

  •
  reviewed and discussed the audited financial statements as of and for the fiscal year ended September 30, 2007 with the Company's management and the independent registered public accountants;

  •
  oversaw management's assessment and testing of internal control over financial reporting, as required under Section 404 of the Sarbanes-Oxley Act of 2002;

  •
  discussed with BDO Seidman, LLP, the Company's independent registered public accountants, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement of Auditing Standards No. 90, Audit Committee Communications;

  •
  reviewed the written disclosures and the letter from BDO Seidman, LLP required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with the independent registered public accountants independence, and concluded that no non-audit services were performed by BDO Seidman, LLP, other than tax compliance filings;

  •
  based on the foregoing reviews and discussions, recommended to the Board of Directors that the audited financial statements be included in the Company's 2007 Annual Report on Form 10-K for the twelve-month period ended September 30, 2007 filed with the SEC; and

  •
  instructed the independent registered public accountants that the Audit Committee expects to be advised if there are any subjects that require special attention.

January 28, 2008

Submitted by the Audit Committee of the Board of Directors
James W. Frankola, Chairman Richard White James E. Ousley

OTHER BUSINESS

        We know of no other matters to be submitted to a vote of stockholders at the Annual Meeting. If any other matter is properly brought before the Annual Meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote the shares they represent in accordance with their judgment. In order for any stockholder to nominate a candidate or to submit a proposal for other business to be acted upon at the Annual Meeting, he or she must provide timely written notice to our corporate secretary in the form prescribed by our bylaws.

STOCKHOLDER PROPOSALS

        Stockholder proposals intended to be included in next year's annual meeting proxy materials must be received by the Secretary of the Company no later than October 8, 2008 (the "Proxy Deadline"). The form and substance of these proposals must satisfy the requirements established by the Company's bylaws and the SEC.

        Additionally, stockholders who intend to present a stockholder proposal at the 2009 annual meeting must provide the Secretary of the Company with written notice of the proposal between 45 and 75 days prior to the anniversary of the mailing date of these proxy materials, provided, however, that if the 2009 annual meeting date is more than 30 days before or after the anniversary date of the 2008 annual meeting, then stockholders must provide notice within time periods specified in our bylaws. Notice must be tendered in the proper form prescribed by our bylaws. Proposals not meeting the requirements set forth in our bylaws will not be entertained at the meeting.

        Additionally, any stockholder seeking to recommend a director candidate or any director candidate who wishes to be considered by the Nominating Committee, the committee that recommends a slate of nominees to the Board for election at each annual meeting, must provide the Secretary of the Company with a completed and signed biographical questionnaire on or before the Proxy Deadline. Stockholders can obtain a copy of this questionnaire from the Secretary of the Company upon written request. The Nominating Committee is not required to consider director candidates received after this date, or without the required questionnaire. The Nominating Committee will consider all director candidates who comply with these requirements and will evaluate these candidates using the criteria described above under the caption, "Director Nomination Process." Director candidates who are then approved by the Board will be included in the Company's proxy statement for that annual meeting.

ANNUAL REPORT

        Our annual report to stockholders for the fiscal year ended September 30, 2007, including audited financial statements, accompanies this proxy statement. Copies of our Annual Report on Form 10-K for fiscal 2007 and the exhibits thereto are available from the Company without charge upon written request of a stockholder. Copies of these materials are also available online through the Securities and Exchange Commission at www.sec.gov. The Company may satisfy SEC rules regarding delivery of proxy statements and annual reports by delivering a single proxy statement and annual report to an address shared by two or more Company stockholders. This delivery method can result in meaningful cost savings for the Company. In order to take advantage of this opportunity, the Company may deliver only one proxy statement and annual report to multiple stockholders who share an address, unless contrary instructions are received prior to the mailing date. Additionally, if you share an address with another stockholder and have received multiple copies of our proxy statement and annual report, you may write or call us at the address and phone number below to request delivery of a single copy of these materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy statement and/or annual report, as requested, to a stockholder at a shared address to which a single copy of these documents was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of a proxy statement or annual report either now or in the future, please contact the Company's investor relations department at the address below. If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of a proxy statement or annual report either now or in the future, please contact your brokerage firm or bank.

ActivIdentity Corporation
Attn: Investor Relations
6623 Dumbarton Circle
Fremont, California 94555
(510) 574-0100

EACH STOCKHOLDER IS URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN
THE ENCLOSED PROXY.

Annex A

ACTIVIDENTITY CORP.

AUDIT COMMITTEE CHARTER

(as adopted on September 17, 2007)

I.     General Statement of Purpose

        The purposes of the Audit Committee of the Board of Directors (the "Audit Committee") of ActivIdentity Corp. (the "Company") are to:

  •
  oversee the accounting and financial reporting processes of the Company and the audits of the Company's financial statements;

  •
  take, or recommend that the Board of Directors of the Company (the "Board") take, appropriate action to oversee the qualifications, independence and performance of the Company's independent registered public accounting firm;

  •
  prepare the report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement;

  •
  serve as the Qualified Legal Compliance Committee ("QLCC") in accordance with Section 307 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated by the SEC thereunder;

  •
  oversee the procedures for addressing complaints and concerns regarding accounting, internal accounting controls, or auditing matters;

  •
  maintain guidelines related to the disclosure committee; and

  •
  conduct an appropriate review of all related person transactions.

II.    Composition

        The Audit Committee shall consist of at least three (3) members of the Board, each of whom must (1) satisfy the independence standard of the Marketplace Rules of the National Association of Securities Dealers, Inc. ("NASD"); (2) meet the criteria for independence set forth in Rule 10A-3(b)(1) promulgated under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), subject to the exemptions provided in Rule 10A-3(c) under the Exchange Act; and (3) not have participated in the preparation of the financial statements of the Company or a current subsidiary of the Company at any time during the past three years.

        Notwithstanding the foregoing, one director who (1) does not satisfy the independence standard of the Marketplace Rules of the NASD; (2) satisfies the criteria for independence set forth in Section 10A(m)(3) of the Exchange Act and the rules thereunder; and (3) is not a current officer or employee or a Family Member of such officer or employee, may be appointed to the Audit Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its stockholders, and the Board makes provisions to disclose, in the next annual proxy statement subsequent to such determination (or, if the Company does not file a proxy statement, in its Form 10-K), the nature of the relationship and the reasons for that determination. A member appointed under this exception may not serve on the Audit Committee for more than two years and may not chair the Audit Committee.

        Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement. At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. One or more members of the Audit Committee shall qualify as an "audit committee financial expert" under the rules promulgated by the SEC or, if not, the Company shall disclose its lack of an "audit committee financial expert" and the reasons why in its annual report.

        The members of the Audit Committee shall be appointed annually by the Board and may be replaced or removed by the Board with or without cause. Resignation or removal of a director from the Board, for whatever reason, shall automatically and without any further action constitute resignation or removal, as applicable, from the Audit Committee. Any vacancy on the Audit Committee, occurring for whatever reason, may be filled only by the Board. The Board shall designate one member of the Audit Committee to be Chairperson of the Audit Committee. All indemnification, exculpation, expense reimbursement and advancement provisions and rights available to members of the Audit Committee in their capacities as directors of the Company shall be fully applicable with respect to their service on the Audit Committee or any subcommittee thereof.

III.  Compensation

        A member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board or any other committee established by the Board, receive directly or indirectly from the Company any consulting, advisory or other compensatory fee from the Company. A member of the Audit Committee may receive additional directors' fees to compensate such member for the significant time and effort expended by such member to fulfill his or her duties as an Audit Committee member.

IV.    Meetings

        The Audit Committee generally is to meet in person or by conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, as deemed necessary by the Audit Committee. A majority of the members of the Audit Committee shall constitute a quorum for purposes of holding a meeting and the Audit Committee may act by a vote of a majority of the members present at such meeting. In lieu of a meeting, the Audit Committee may act by unanimous written consent. The Chairperson of the Audit Committee, in consultation with the other committee members and the Chief Financial Officer, as he or she deems necessary, may determine the frequency and length of the Audit Committee meetings and may set meeting agendas consistent with this Charter.

V.     Responsibilities and Authority

        The following responsibilities are set forth as a guide to fulfilling the Audit Committee's purposes, with the understanding that the Audit Committee's activities may diverge as appropriate given the circumstances. The Audit Committee's purpose and responsibilities shall be as set forth below.

  A.
  Review of Charter

  •
  The Audit Committee shall review and assess the adequacy of this Charter annually and recommend to the Board any amendments or modifications to the Charter that the Audit Committee deems appropriate.

  B.
  Matters Relating to Selection, Performance and Independence of the Independent Registered Public Accounting Firm

  •
  The Audit Committee shall be directly responsible for the appointment, retention and termination, and for determining the compensation, of the Company's independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Audit Committee may consult with management in fulfilling these duties.

  •
  The Audit Committee shall be directly responsible for oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

  •
  The Audit Committee shall instruct the independent registered public accounting firm that the independent registered public accounting firm shall report directly to the Audit Committee.

  •
  The Audit Committee shall pre-approve all auditing services and the terms thereof and non-audit services to be provided to the Company by the independent registered public accounting firm; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if the "de minimus" provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may only be delegated to the Chairperson of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

  •
  The Audit Committee may review and approve the scope and staffing of the independent registered public accounting firm's annual audit plan(s).

  •
  The Audit Committee shall (1) require that the independent registered public accounting firm provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, as modified or supplemented, (2) require that the independent registered public accounting firm submit to the Audit Committee on a periodic basis a formal written statement delineating all relationships between the independent registered public accounting firm and the Company, (3) discuss with the independent registered public accounting firm any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm, and (4) based on such disclosures, statement and discussion (and such other matters as the Audit Committee deems relevant), take or recommend that the Board take appropriate action in response to the independent registered public accounting firm's report to satisfy itself of the independent registered public accounting firm's independence.

  •
  The Audit Committee shall evaluate the independent registered public accounting firm's qualifications, performance and independence, and shall present its conclusions with respect to the independent registered public accounting firm to the full Board. As part of such evaluation, at least annually, the Audit Committee shall obtain and review a report or reports from the independent registered public accounting firm describing (1) the auditor's internal quality-control procedures, (2) any material issues raised by the most recent internal quality-control review or peer review of the auditors or by any inquiry or investigation by government or professional authorities, within the preceding five years, regarding one or more independent audits carried out by the auditors, and any steps taken to address any such issues, and (3) in order to assess the auditor's independence, all relationships between the independent registered public accounting firm and the Company.

      In this regard, the Audit Committee shall also seek the opinion of management and the internal auditors of the independent registered public accounting firm's performance.

  C.
  Audited Financial Statements and Annual Audit

  •
  The Audit Committee shall review the overall audit plan with the independent registered public accounting firm and the members of management who are responsible for preparing the Company's financial statements, including the Company's Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the "Senior Accounting Executive").

  •
  The Audit Committee shall review and discuss with management (including the Company's Senior Accounting Executive) and with the independent registered public accounting firm the Company's annual audited financial statements, including (1) all critical accounting policies and practices used or to be used by the Company, (2) the Company's disclosures under "Management's Discussion and Analysis of Financial Conditions and Results of Operations" prior to the filing of the Company's Annual Report on Form 10-K, and (3) any significant financial reporting issues that have arisen in connection with the preparation of such audited financial statements.

  •
  The Audit Committee generally should review:

  (i)
  any analyses prepared by management and/or the independent registered public accounting firm setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements. The Audit Committee may consider the ramifications of the use of such alternative disclosures and treatments on the financial statements, and the treatment preferred by the independent registered public accounting firm. The Audit Committee may also consider other material written communications between the registered public accounting firm and management, such as any management letter or schedule of unadjusted differences.

  (ii)
  major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of any material control deficiencies;

  (iii)
  major issues regarding accounting principles and procedures and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles;

  (iv)
  the effects of regulatory and accounting initiatives, as well as off-balance sheet transactions and structures, on the financial statements of the Company; and

  (v)
  the certifications made by the Company's Chief Executive Officer and Chief Financial Officer.

  •
  The Audit Committee shall review and discuss with the independent registered public accounting firm any audit problems or difficulties and management's response thereto. This review shall include (1) any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information, and (2) any significant disagreements with management.

    •
    The Audit Committee shall discuss with the independent registered public accounting firm those matters brought to the attention of the Audit Committee by the auditors pursuant to Statement on Auditing Standards No. 61, as amended ("SAS 61").

    •
    The Audit Committee shall also review and discuss with the independent registered public accounting firm the report required to be delivered by such auditors pursuant to Section 10A(k) of the Exchange Act.

    •
    If brought to the attention of the Audit Committee, the Audit Committee shall discuss with the Chief Executive Officer and Senior Accounting Executive of the Company (1) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act, within the time periods specified in the SEC's rules and forms, and (2) any fraud involving management or other employees who have a significant role in the Company's internal control over financial reporting.

    •
    Based on the Audit Committee's review and discussions (1) with management of the audited financial statements, (2) with the independent registered public accounting firm of the matters required to be discussed by SAS 61, and (3) with the independent registered public accounting firm concerning the independent registered public accounting firm's independence, the Audit Committee shall make a recommendation to the Board as to whether the Company's audited financial statements should be included in the Company's Annual Report on Form 10-K for the last fiscal year.

    •
    The Audit Committee shall prepare the Audit Committee report required by Item 407(d) of Regulation S-K of the Exchange Act (or any successor provision) to be included in the Company's annual proxy statement.

  D.
  Unaudited Quarterly Financial Statements

  •
  The Audit Committee shall discuss with management and the independent registered public accounting firm, prior to the filing of the Company's Quarterly Reports on Form 10-Q, (1) the Company's quarterly financial statements and the Company's related disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," (2) such issues as may be brought to the Audit Committee's attention by the independent registered public accounting firm pursuant to Statement on Auditing Standards No. 100, and (3) any significant financial reporting issues that have arisen in connection with the preparation of such financial statements.

  E.
  QLCC Responsibilities

  •
  Document Retention.    The Audit Committee shall establish written procedures for the confidential receipt, retention and consideration of evidence of a material violation of an applicable United States federal or state securities law, a material breach of fiduciary duty arising under United States federal or state law, or a similar material violation of any United States federal or state law by the Company or by any officer, director, employee or agent of the Company (each, a "Material Violation") that is reported to the Audit Committee.

  •
  Reporting.    The Audit Committee shall inform the Company's Chief Financial Officer and Chief Executive Officer (or the equivalents thereof) of any report of evidence of a Material Violation that is reported to the Audit Committee, except in situations when the Audit

      Committee reasonably believes it would be futile to report evidence of a Material Violation to the Company's chief financial officer and chief executive officer.

    •
    Investigations.    The Audit Committee shall determine whether an investigation is necessary regarding any report of evidence of a Material Violation to the Audit Committee. If the Audit Committee determines an investigation is necessary or appropriate: (i) notify the full Board; (ii) initiate an investigation, which may be conducted either by the Chief Financial Officer (or the equivalent thereof) or by outside attorneys; and (iii) retain such additional expert personnel as the Audit Committee deems necessary. At the conclusion of any such investigation: (i) recommend, by majority vote, that the Company implement an appropriate response to evidence of a Material Violation; and (ii) inform the chief financial officer (or the equivalent thereof) and the chief executive officer (or the equivalents thereof) and the Board of the results of any such investigation and the appropriate remedial measures to be adopted.

    •
    Take Appropriate Actions.    The Audit Committee shall act by majority vote and take all other appropriate actions to respond to evidence of a Material Violation that is reported to the Audit Committee including the authority to notify the SEC in the event that the Company fails in any material respect to implement an appropriate response that the Audit Committee has recommended the Company take.

  F.
  Procedures for Addressing Complaints and Concerns

  •
  The Audit Committee shall establish and oversee procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  •
  The Audit Committee may review and reassess the adequacy of these procedures periodically and adopt any changes to such procedures that the Audit Committee deems necessary or appropriate.

  •
  Review at least annually with management, including the Chief Financial Officer, compliance with, the adequacy of and any requests for waivers under, the Company's code(s) of business conduct and ethics (including codes that apply to all employees as well as those applicable to directors, senior officers and financial officers and the Company's policies and procedures concerning trading in Company securities and use in trading of proprietary or confidential information) and make a recommendation to the full Board with regard to any waiver sought with respect to any executive officer or director.

  G.
  Regular Reports to the Board

  •
  The Audit Committee shall regularly report to and review with the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the independent registered public accounting firm, the performance of the internal audit function and any other matters that the Audit Committee deems appropriate or is requested to review for the benefit of the Board.

  H.
  Disclosure Committee.

  •
  The Audit Committee shall maintain guidelines related to a disclosure committee designed to address the Company's disclosure controls and procedures. These guidelines shall be set forth in the "Disclosure Committee Guidelines."

VI.   Conflicts of Interest

  •
  The Audit Committee shall conduct an appropriate review of all related person transactions for potential conflict of interest situations on an ongoing basis, and the approval of the Audit Committee shall be required for all such transactions, in accordance with the Company's "Related Person Transaction Approval Policy."

VII. General

  •
  The Audit Committee may form and delegate authority to subcommittees consisting of one or more of its members as the Audit Committee deems appropriate to carry out its responsibilities and exercise its powers.

  •
  The Audit Committee may perform such other oversight functions outside of its stated purpose as may be requested by the Board from time to time.

  •
  The Audit Committee shall maintain minutes or other records of Audit Committee meetings and activities.

  •
  In performing its oversight function, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent registered public accounting firm and such experts, advisors and professionals as may be consulted with by the Audit Committee. The Audit Committee may engage independent counsel and such other advisors it deems necessary or advisable to carry out its responsibilities and powers, and, if such counsel or other advisors are engaged, shall determine the compensation or fees payable to such counsel or other advisors.

  •
  In discharging its role, the Audit Committee is empowered to inquire into any matter it considers appropriate to carry out its responsibilities, with access to all books, records, facilities and personnel of the Company. The Audit Committee is authorized to request that any officer or employee of the Company, the Company's outside legal counsel, the Company's independent registered public accounting firm or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

  •
  The Audit Committee is authorized to incur such expenses as are necessary or appropriate in carrying out its duties.

        Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company's financial statements or determining whether the Company's financial statements are complete, accurate and in accordance with GAAP. Such responsibilities are the duty of management and, to the extent of the independent registered public accounting firm's audit responsibilities, the independent registered public accounting firm. In addition, it is not the duty of the Audit Committee to conduct investigations or to ensure compliance with laws and regulations.

ADOPTED: September 17, 2007

ACTIVIDENTITY CORPORATION
PROXY FOR 2008 ANNUAL MEETING OF STOCKHOLDERS

—March 13, 2008—

        The undersigned hereby appoints Thomas Jahn and Mark Lustig or either of them, each with power of substitution, as proxies to represent the undersigned at the 2008 Annual Meeting of Stockholders of ActivIdentity Corporation (the "Company"), to be held on Thursday, March 13, 2008 at 10:00 a.m., local time, at the offices of the Company, located at 6623 Dumbarton Circle, Fremont, California 94555, or any adjournments thereof, and to vote the number of shares of Company common stock that the undersigned would be entitled to vote if personally present on the matters set forth on the reverse side.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF ANY DIRECTION, THIS PROXY WILL BE VOTED FOR THE BOARD NOMINEES AND FOR THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP.

(continued on reverse)

1.	Election of directors, to hold office until the next annual meeting of stockholders and until their successors are elected and qualified, the following nominees:
		Robert Brandewie Grant Evans James Frankola Thomas Jahn	Jason Hart Steven Humphreys James E. Ousley David Wright
	☐	FOR ALL
	☐	AGAINST ALL
	☐	FOR ALL EXCEPT AS NOTED BELOW *

* To withhold authority to vote for a particular nominee, write that nominee's name on the line above
2.	Ratification of BDO Seidman, LLP as independent public accountants for the fiscal year ending September 30, 2008.
	☐	FOR
	☐	AGAINST
	☐	ABSTAIN
3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment or continuation thereof.

Please sign exactly as the name or names appear on your stock certificate(s). If the shares are issued in the names of two or more persons, all such persons should sign the proxy. A proxy executed by a corporation should be signed in its name by its authorized officers. Executors, administrators, trustees, and partners should indicate their titles when signing.
Signature			Date
Title:
Signature			Date
Title:

(continued from other side)

QuickLinks

TABLE OF CONTENTS
QUESTIONS AND ANSWERS
INFORMATION CONCERNING VOTING AND PROXY SOLICITATION
PROPOSAL NO. 1: ELECTION OF DIRECTORS
PROPOSAL NO. 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
CORPORATE GOVERNANCE
BOARD AND COMMITTEE MEETINGS
EXECUTIVE OFFICERS
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
SECURITY OWNERSHIP BY CERTAIN BENEFICIAL HOLDERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
OTHER BUSINESS
STOCKHOLDER PROPOSALS
ANNUAL REPORT
ACTIVIDENTITY CORP. AUDIT COMMITTEE CHARTER (as adopted on September 17, 2007)